UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2012

Prosperity Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-35388	74-2331986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4295 San Felipe

Houston, Texas 77027

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (713) 693-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 1, 2012, Prosperity Bancshares, Inc. (“Prosperity”), the parent company of Prosperity Bank, El Campo, Texas, acquired American State Financial Corporation (“American State”), a Texas corporation, and parent company of American State Bank, Lubbock, Texas, pursuant to the terms of an Agreement and Plan of Reorganization dated February 26, 2012.

Prosperity is filing this Current Report on Form 8-K to provide a means for incorporation by reference of the contents of Item 9.01 in future filings with the Securities and Exchange Commission. The historical financial statements of American State attached hereto as Exhibit 99.1 were previously filed in the Registration Statement on Form S-4, as amended (No. 333-180760) (the “Registration Statement”), related to the transaction. In addition, the unaudited pro forma consolidated combined financial information of Prosperity as of and for the year ended December 31, 2011 attached hereto as Exhibit 99.2 was previously filed in the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following audited financial statements of American State are attached hereto as Exhibit 99.1 and incorporated by reference herein:

•	Consolidated Balance Sheets as of December 31, 2011 and 2010.

•	Consolidated Statements of Income for the years ended December 31, 2011, 2010 and 2009.

•	Consolidated Statements of Stockholders’ Equity for the years ended December 31, 2011, 2010 and 2009.

•	Consolidated Statements of Cash Flows for the years ended December 31, 2011, 2010 and 2009.

•	Notes to Consolidated Financial Statements.

(b)	Pro Forma Financial Information.

The following unaudited pro forma consolidated combined financial information of Prosperity is attached hereto as Exhibit 99.2 and incorporated by reference herein:

•	Unaudited Pro Forma Consolidated Combined Balance Sheet as of December 31, 2011.

•	Unaudited Pro Forma Consolidated Combined Statement of Income for the year ended December 31, 2011.

•	Notes to Unaudited Pro Forma Consolidated Combined Financial Data.

(d)	Exhibits. The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Audited Consolidated Financial Statements of American State

99.2	Unaudited Pro Forma Consolidated Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC. (Registrant)

Dated: July 30, 2012	By:	/s/ James D. Rollins III
James D. Rollins III
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Audited Consolidated Financial Statements of American State

99.2	Unaudited Pro Forma Consolidated Combined Financial Information